                      AMENDMENT TO THE LONG TERM AGREEMENT

                      FOR PURCHASE AND SALE OF ELECTRICITY

                         BETWEEN FAR WEST CAPITAL, INC.

                          AND SIERRA PACIFIC POWER CO.

                      AMENDMENT TO THE LONG TERM AGREEMENT
                      FOR PURCHASE AND SALE OF ELECTRICITY
                         BETWEEN FAR WEST CAPITAL, INC.
                        AND SIERRA PACIFIC POWER COMPANY

SECTION                                                           PAGE
-------                                                           ----

                      AMENDMENT TO THE LONG TERM AGREEMENT
                      FOR PURCHASE AND SALE OF ELECTRICITY
                         BETWEEN FAR WEST CAPITAL, INC.
                        AND SIERRA PACIFIC POWER COMPANY

      THIS AMENDMENT is entered into as of the date of execution by and between
Steamboat Development Corp. a Utah corporation ("Seller") and Sierra Pacific
Power Company, a Nevada corporation ("Sierra"). Seller and Sierra are sometimes referred to collectively as "Parties".

   1. Recitals. This Amendment is based upon the following facts:

      a.    An Agreement for the Purchase and Sale of Electricity ("Agreement")
was entered into on January 24, 1991, between Far West Capital, Inc. ("Far
West") and Sierra for the purchase of all electricity generated by Far West's
12.0 MW Project located on the Steamboat Springs Known Geothermal Resource Area
in Washoe County, Nevada ("Project").

      b.    On June 5, 1991, with the consent of Sierra, Far West assigned the
Agreement        to        Seller.

      c.    To facilitate the financing of the Project, Seller has requested an extension of time to meet the Commercial Operation milestone for the Project.

      d.    Sierra desires to grant Seller an extension of time subject to the terms and conditions as set forth below.

      In consideration of the promises and covenants contained herein, the
Parties agree as follows:

   2.   Amendment Term. This Amendment shall be effective upon its execution and shall be coterminous with the Agreement.

   3.   Project Schedule. Subsection 9.(d) shall be added to the Agreement and shall read as follows:

      "(d)  In the event Seller fails to meet the Commercial Operation milestone, No. 10, in Exhibit O on the date specified, Seller shall pay Sierra

                                     Page 1                          10/24/91

$5,000 for each day or portion thereof after 2400 hours of such date. The
payments shall continue until the Commercial Operation           . Date or March
1, 1993, whichever occurs first. Payments and billings for such amounts shall be performed pursuant to Section 13 (c) of the Agreement. If the Project does not establish a Commercial Operation Date by March 1, 1993, the Agreement shall terminate as of 2400 hours on March 1, 1993.

   4. Status of Amendment. It is expressly understood and agreed by the
Parties hereto that this Amendment is supplemental to the Agreement. It is further understood and agreed that all the terms, conditions, and provisions of the Agreement, unless specifically modified herein are to apply to this
Amendment and are made part of the Amendment as though they were expressly rewritten, incorporated and included herein. In the event there is a conflict between this Amendment and the Agreement, this Amendment shall control.

   5. Multiple Originals. Two (2) copies of this Amendment have been executed by the Parties. Each executed copy shall be deemed an original.

   IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on this
29th day of Oct, 1991.

      SELLER:                                      SIERRA:

      STEAMBOAT DEVELOPMENT CORP.                  SIERRA PACIFIC POWER COMPANY

      By: /s/ Alan O. Melchior                     By: /s/ Gerald Canning
          ------------------------                     --------------------
                                                       GERALD CANNING

      Title: Pres.                                     VICE PRESIDENT,
             ---------------------                     ELECTRIC OPERATIONS

                                                           [STAMP]

                                     Page 2                          10/28/91